LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Debt Disclosure [Abstract]
2026	$ 129
2027	1,836,625
2028	1,350,000
2029	2,330,065
2030	0
Over 2030	1,250,000
Total long-term debt	$ 6,766,819	$ 7,180,185